Income Taxes Income Taxes (Notes)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES:
As a partnership, we are not subject to U.S. federal income tax and most state income taxes. However, the Partnership conducts certain activities through corporate subsidiaries which are subject to federal and state income taxes. The components of the federal and state income tax expense (benefit) of our taxable subsidiaries were summarized as follows:

	Years Ended December 31,
	2016	2015	2014
Current expense (benefit):
Federal	$11	$(315)	$251
State	(34)	(54)	78
Total	(23)	(369)	329
Deferred expense (benefit):
Federal	(237)	253	(29)
State	12	(32)	25
Total	(225)	221	(4)
Total income tax expense (benefit) from continuing operations	$(248)	$(148)	$325

Historically, our effective tax rate differed from the statutory rate primarily due to partnership earnings that are not subject to U.S. federal and most state income taxes at the partnership level. The completion of the Southern Union Merger, Sunoco Merger, ETP Holdco Transaction and the Susser Merger (see Note 3) significantly increased the activities conducted through corporate subsidiaries. A reconciliation of income tax expense (benefit) at the U.S. statutory rate to the income tax expense (benefit) attributable to continuing operations for the years ended December 31, 2016, 2015 and 2014 is as follows:

	December 31, 2016	December 31, 2015	December 31, 2014
Income tax expense (benefit) at U.S. statutory rate of 35 percent	$95	$302	$462
Increase (reduction) in income taxes resulting from:
Nondeductible goodwill included in the Lake Charles LNG transaction	—	—	105
Partnership earnings not subject to tax	(590)	(366)	(284)
Goodwill impairment	278	—	—
State tax, net of federal tax benefit	(10)	(35)	52
Dividend received deduction	(15)	(22)	—
Premium on debt retirement	—	—	(10)
Audit settlement	—	(7)	—
Foreign taxes	—	—	(8)
Other	(6)	(20)	8
Income tax expense (benefit) from continuing operations	$(248)	$(148)	$325

Deferred taxes result from the temporary differences between financial reporting carrying amounts and the tax basis of existing assets and liabilities. The table below summarizes the principal components of the deferred tax assets (liabilities) as follows:

	December 31,
	2016	2015
Deferred income tax assets:
Net operating losses and alternative minimum tax credit	$472	$217
Pension and other postretirement benefits	30	36
Long term debt	32	61
Other	182	162
Total deferred income tax assets	716	476
Valuation allowance	(118)	(121)
Net deferred income tax assets	598	355

Deferred income tax liabilities:
Properties, plants and equipment	(1,633)	(1,633)
Investments in unconsolidated affiliates	(3,789)	(2,976)
Trademarks	(273)	(286)
Other	(15)	(50)
Total deferred income tax liabilities	(5,710)	(4,945)
Accumulated deferred income taxes	$(5,112)	$(4,590)
The table below provides a rollforward of the net deferred income tax liability as follows:

	December 31,
	2016	2015
Net deferred income tax liability, beginning of year	$(4,590)	$(4,410)
Goodwill associated with Sunoco Retail to Sunoco LP transaction (see Note 3)	(460)	—
Net assets (excluding goodwill) associated with Sunoco Retail to Sunoco LP (see Note 3)	(243)	—
Tax provision, including provision from discontinued operations	201	(242)
Other	(20)	62
Net deferred income tax liability	$(5,112)	$(4,590)

ETP Holdco and certain other corporate subsidiaries have federal net operating loss carryforward tax benefits of $292 million, all of which will expire in 2032 through December 31, 2035. Our corporate subsidiaries have state net operating loss carryforward benefits of $127 million, net of federal tax, which expire between January 1, 2017 and 2036. A valuation allowance of $118 million is applicable to the state net operating loss carryforward benefits applicable to significant restriction on their use in the Commonwealth of Pennsylvania.
The following table sets forth the changes in unrecognized tax benefits:

	Years Ended December 31,
	2016	2015	2014
Balance at beginning of year	$610	$440	$429
Additions attributable to tax positions taken in the current year	8	178	20
Additions attributable to tax positions taken in prior years	18	—	—
Reduction attributable to tax positions taken in prior years	(20)	—	(1)
Settlements	—	—	(5)
Lapse of statute	(1)	(8)	(3)
Balance at end of year	$615	$610	$440

As of December 31, 2016, we have $596 million ($554 million after federal income tax benefits) related to tax positions which, if recognized, would impact our effective tax rate. We believe it is reasonably possible that its unrecognized tax benefits may be reduced by $1 million ($0.6 million, net of federal tax) within the next twelve months due to settlement of certain positions.
Our policy is to accrue interest expense and penalties on income tax underpayments (overpayments) as a component of income tax expense. During 2016, we recognized interest and penalties of less than $1 million. At December 31, 2016, we have interest and penalties accrued of $6 million, net of tax.
Sunoco, Inc. has historically included certain government incentive payments as taxable income on its federal and state income tax returns. In connection with Sunoco, Inc.’s 2004 through 2011 years, Sunoco, Inc. filed amended returns with the IRS excluding these government incentive payments from federal taxable income. The IRS denied the amended returns, and Sunoco, Inc. petitioned the Court of Federal Claims (“CFC”) in June 2015 on this issue. In November 2016, the CFC ruled against Sunoco, Inc., and Sunoco, Inc. is appealing this decision to the Federal Circuit. If Sunoco, Inc. is ultimately fully successful in its litigation, it will receive tax refunds of approximately $530 million. However, due to the uncertainty surrounding the litigation, a reserve of $530 million was established for the full amount of the litigation. Due to the timing of the litigation and the related reserve, the receivable and the reserve for this issue have been netted in the consolidated balance sheet as of December 31, 2016.
In December of 2015, The Pennsylvania Commonwealth Court determined in Nextel Communications v. Commonwealth (“Nextel”) that the Pennsylvania limitation on NOL carryforwards violated the uniformity clause of the Pennsylvania Constitution. Based upon the decision in Nextel, Sunoco, Inc. is recognizing approximately $46 million ($30 million after federal income tax benefits) in tax benefit based on previously filed tax returns and certain previously filed protective claims. However, as the Nextel decision is subject to appeal, and because of uncertainty in the breadth of the application of the decision, we have reserved $9 million ($6 million after federal income tax benefits) against the receivable.
In general, ETP and its subsidiaries are no longer subject to examination by the Internal Revenue Service (“IRS”), and most state jurisdictions, for the 2013 and prior tax years. However, Sunoco, Inc. and its subsidiaries are no longer subject to examination by the IRS for tax years prior to 2007.
Sunoco, Inc. has been examined by the IRS for tax years through 2013. However, statutes remain open for tax years 2007 and forward due to carryback of net operating losses and/or claims regarding government incentive payments discussed above. All other issues are resolved. Though we believe the tax years are closed by statute, tax years 2004 through 2006 are impacted by the carryback of net operating losses and under certain circumstances may be impacted by adjustments for government incentive payments.
ETE and its subsidiaries also have various state and local income tax returns in the process of examination or administrative appeal in various jurisdictions. We believe the appropriate accruals or unrecognized tax benefits have been recorded for any potential assessment with respect to these examinations.